Exhibit 10.8

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”).  Such portions have been redacted and are marked with a “[***]” in the place of the redacted language.  The redacted information has been filed separately with the Commission.

Amendment No. 2 To
Second Amended and Restated Supply Agreement

This Amendment No. 2 to Second Amended & Restated Supply Agreement (this “Amendment”) is entered into as of this 22nd day of December, 2011 between WEALTHY RISE INTERNATIONAL, LTD. (hereinafter “CUSTOMER”) and HOKU MATERIALS, INC., a Delaware corporation (hereinafter “HOKU”).  HOKU and CUSTOMER are sometimes referred to in the singular as a “Party” or in the plural as the “Parties.”

This Amendment must be read together with Second Amended & Restated Supply Agreement dated as of March 31, 2010 and Amendment No. 1 to Second Amended & Restated Supply Agreement as of June 28, 2011.

Recitals

Whereas, HOKU and CUSTOMER are parties to that certain Second Amended & Restated Supply Agreement, dated as of March 31, 2010, (the “Supply Agreement”), and Amendment No. 1 to Second Amended & Restated Supply Agreement as of June 28, 2011(the “Amendment No. 1”), pursuant to which CUSTOMER has agreed to purchase from HOKU, and HOKU has agreed to sell to CUSTOMER, specified volumes of polysilicon each year over a five year period;

Whereas, HOKU and CUSTOMER desire to further amend certain provisions of the Supply Agreement and Amendment No. 1  as set forth herein to, among other things, extend the contract from five to eight years, adjust the pricing of polysilicon per kilogram; and

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual covenants and obligations set forth in this Amendment, the Parties hereby agree as follows:

1.	Definitions. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings set forth in the Supply Agreement and Amendment No. 1.

2.	Amendments. The following provisions of the Supply Agreement are amended and restated as follows:

The third sentence of the Recitals is amended as follows: Whereas HOKU agrees to supply polysilicon to CUSTOMER for its general use beginning in calendar year 2012 for a continuous period of eight (8) years from the date of the first shipment.

Section 2.6 is amended as follows: “Minimum Annual Quantity of Product” means [***] metric tons ([***] kilograms) with regards to Years 1 through 7, and [***] metric tons ([***] kilograms) with regards to Year 8.

Section 2.7 is amended as follows: “Minimum Quarterly Quantity of Product” means [***] metric tons ([***] kilograms) with regards to Years 1 through 7, and [***] metric tons ([***] kilograms) with regards to Year 8.

Section 2.8 is amended as follows: “Minimum Monthly Quantity of Product” means [***] metric tons ([***] kilograms) with regards to Years 1 through 7, and [***] metric tons ([***] kilograms) with regards to Year 8.

Section 2.14 is amended as follows: “Year” shall mean each of the eight (8) twelve-month periods commencing on the First Shipment Date.

[***] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Section 3 is amended as follows: Ordering. Starting on the First Shipment Date and each Year during the term of this Agreement thereafter, CUSTOMER agrees to purchase from HOKU and HOKU agrees to sell to CUSTOMER, the Minimum Annual Quantity of Product at the prices set forth on Appendix 1 to this Agreement (the “Pricing Schedule”). This Agreement constitutes a firm order from CUSTOMER for [***] metric tons of Product that cannot be cancelled during the term of this Agreement, except as set forth in Section 10 below.

Section 10.1 is amended as follows: The term of this Agreement shall begin on the Effective Date and shall remain in force for a period of eight (8) Years beginning with the First Shipment Date.

Appendix 1 Pricing Schedule is amended and restated in its entirety as follows:

Pricing Schedule	Year 1	Year 2	Year 3	Year 4	Year 5
Volume	[***]	[***]	[***]	[***]	[***]
Unit Price ($/kg)	[***]	[***]	[***]	[***]	[***]

Pricing Schedule	Year 6	Year 7	Year 8	Total
Volume	[***]	[***]	[***]	[***]
Unit Price ($/kg)	[***]	[***]	[***]

*If the Spot Market Price (as defined below) is below scheduled price, the Pricing Schedule shall be reduced in the applicable Year to an amount that is equal to the average Spot Market Price minus [***] percent [***]%).

For purposes of this Amendment, “Spot Market Price” means the average of the monthly spot market price reported by Photon, Bloomberg or another mutually acceptable third party index.

If there is uncertainty in price between the delivery period and the total quantity for that period based on the table above, the price assigned to the quantity shall prevail.  For example, the first [***] MT shall be invoiced at either (i) [***] or (ii) the Spot Market Price minus [***] percent ([***]%) per kilogram.

The effectiveness of the foregoing pricing schedule is subject to the provisions of Sections 1 and 14.12 of the Agreement, including the provisos set forth therein.

Appendix 1 Credit Schedule is amended and restated in its entirety as follows:

Credit Schedule	Year 1	Year 2	Year 3	Year 4	Year 5
Each year credit back	[***]	[***]	[***]	[***]	[***]

Credit Schedule	Year 6	Year 7	Year 8	Total
Each year credit back	[***]	[***]	[***]	[***]

HOKU will credit CUSTOMER against the Total Deposit according to the above schedule.

Credits will be reflected on shipping invoices and shall be applied in full for each shipment of Products until the amount specified above for each year is fully exhausted.  In the event that any credit is not applied due to HOKU’s failure to ship Products, then such credit shall be carried forward to the next Year.

3.
This Amendment, together with the Supply Agreement and Amendment No. 1, constitute the entire agreement between the Parties concerning the subject matter hereof.  Except as specifically amended herein, the terms of the Supply Agreement and Amendment No. 1 shall continue in full force and effect without modification or amendment.

[***] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 to Second Amended & Restated Supply Agreement as of the date first set forth above.

CUSTOMER

WEALTHY RISE INTERNATIONAL, LTD.

By:	/s/ Hsu You Yuan

Name:	Hsu You Yuan

Title:	CEO
Authorized Signatory

Date:	December 22, 2011

HOKU

HOKU MATERIALS, INC.

By:	/s/ Scott B. Paul

Name:	Scott B. Paul

Title:	CEO
Authorized Signatory

Date:	December 27, 2011